                                                                   Exhibit 10.10


                  FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
                      BRAKER PHASE III, LTD. AS LANDLORD,
              AND MAGNETIC BEARING TECHNOLOGIES, INC., AS TENANT

          To be attached to and form a part of Lease made the 12th day of March, 1996 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 4,050 square feet and located at 11525 Stonehollow Drive, Suite 135, Austin, Texas, 78758 known as Braker Center III, Building 1.


       WITNESSETH that:

1. Effective August 1, 1996 and expiring May 31, 2001, the demised premises shall contain, in addition to the approximately 4,050 square feet originally demised, an additional area, hereinafter called the "new space", containing approximately 4,050 square feet adjacent thereto (see Exhibit "A" attached hereto), thus making the aggregate area of the demised premises approximately 8,100 square feet. *

2. Landlord shall provide a maximum tenant finish allowance of Twelve and No/00 Dollars ($12.00) per square foot or Forty-eight Thousand Six Hundred and NO/100 Dollars ($48,600.00) for the additional area of 4,050 square feet. This allowance is inclusive of all costs associated with the finish-out and is an absolute maximum. Any finish-out dollars required over and above the finish-out allowance of Twelve and No/00 Dollars ($12.00) per square foot or Forty-eight Thousand Six Hundred and NO/100 Dollars ($48,600.00) will be the sole responsibility of the Tenant.

3.     The monthly base rental shall be structured as follows:

     =====================================================================================
                                                                            Base Total
                                  Existing Space        New Space             Rental
         Lease Period                 4,050               4,050                Rate
     -------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------
      5/6/96 thru 7/31/96            $3,313.60                  0           $3,313.60
     -------------------------------------------------------------------------------------
      8/1/96 thru 5/31/97            $3,313.60          $2,551.50           $5,865.10
     -------------------------------------------------------------------------------------
      6/1/97 thru 5/31/98            $3,516.10          $2,551.50           $6,067.60
     -------------------------------------------------------------------------------------
      6/1/98 thru 5/31/99            $3,718.60          $2,551.50           $6,270.10
     -------------------------------------------------------------------------------------
      6/1/99 thru 5/31/00            $3,921.10          $2,551.50           $6,472.60
     -------------------------------------------------------------------------------------
      6/1/00 thru 5/31/01            $4,123.60          $2,551.50           $6,675.10
     =====================================================================================

4. Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

             DATED AS OF THE ______ DAY OF ________________, 19__.


WITNESS:                           BRAKER PHASE III, LTD.:
                                   By:    2800 Industrial, Inc., General Partner

/s/                                /s/ Richard E. Anderson
-----------------------------      ---------------------------------------------
                                   By:    Richard E. Anderson
                                   Title: Vice President


WITNESS:                           MAGNETIC BEARING TECHNOLOGIES, INC.


/s/                                /s/ Joseph F. Pinkerton
-----------------------------      -------------------------------------------
                                   By:    Joseph F. Pinkerton
                                   Title: President

* Effective date of Amendment shall begin no sooner than the date upon which the improvements to the Premises of the "new space" have been substantially completed in accordance with the plans and specifications described in Exhibit B or the date on which the new space would have been substantially completed if not for delay caused directly by Tenant, including Plan delays or change orders.

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